Exhibit 10.28

INTELLECTUAL PROPERTY SECURITY AGREEMENT

INTELLECTUAL PROPERTY SECURITY AGREEMENT dated as of October 18, 2012 by and among SILICON VALLEY BANK, a California corporation with a loan production office located at 14185 Dallas Parkway, Suite 760, Dallas TX 75254 (“Bank”), MAVENIR SYSTEMS, INC., a Delaware corporation (“Mavenir”), MAVENIR HOLDINGS, INC., a Delaware corporation, (“Holdings” and together with Mavenir, individually and collectively, jointly and severally, the “Grantor”) each with offices located at 1651 North Glenville Drive, Suite 216, Richardson, Texas 75081.

RECITALS

A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the “Loans”) in the amounts and manner set forth in (i) that certain Senior Loan and Security Agreement by and among Bank and Grantor, dated as of October 18, 2012 (the “Senior Loan Agreement”) and (ii) that certain Subordinated Loan and Security Agreement by and among Bank and Grantor, dated as of October 18, 2012 (the “Subordinated Loan Agreement” and together with the Senior Loan Agreement, each as the same may be amended, modified or supplemented from time to time, collectively the “Loan Agreements”; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks, Patents, and Mask Works (as each term is described below) to secure the obligations of Grantor under the Loan Agreements.

B. Pursuant to the terms of the Loan Agreements, Grantor has granted to Bank a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

C. Bank’s security interest in the assets of Grantor securing the Obligations of Grantor to Bank under the Subordinated Loan Agreement shall be junior and subordinate to Bank’s security interest in the assets of Grantor securing the Obligations of Grantor under the Senior Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreements, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its obligations under the Loan Agreements, Grantor grants and pledges to Bank a security interest in all of Grantor’s right, title and interest in, to and under its intellectual property (all of which shall collectively be called the “Intellectual Property Collateral”), including, without limitation, the following:

1. Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

2. Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

3. Any and all design rights that may be available to Grantor now or hereafter existing, created, acquired or held;

4. All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

5. Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

6. All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the “Mask Works”);

7. Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

8. All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

9. All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

10. All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

Notwithstanding the foregoing, the security interest shall not apply to any Excluded Property (as defined in the Loan Agreement).

This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreements. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreements and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreements or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

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[Signature page follows.]

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IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be executed as a sealed instrument under the laws of the State of New York, as of the first date written above.

GRANTORS:

Address of Grantor:	MAVENIR SYSTEMS, INC.

Mavenir Systems, Inc.
14185 Dallas Parkway, Suite 760 Dallas TX 75254 Attn: Sam Garrett, General Counsel	By	/s/ Terry Hungle
	Name:	Terry Hungle
	Title:	Chief Financial Officer

MAVENIR HOLDINGS, INC.
Mavenir Holdings, Inc.
14185 Dallas Parkway, Suite 760	By	/s/ Terry Hungle
Dallas TX 75254	Name:	Terry Hungle
Attn: Sam Garrett, General Counsel	Title:	Secretary and Chief Financial Officer

[Signature Page to IP Security Agreement]

BANK:

Address of Bank:	SILICON VALLEY BANK

Silicon Valley Bank	By:	/s/ Jennifer Bentley
14185 Dallas Parkway, Suite 780	Name:	Jennifer Bentley
Dallas, Texas 75254	Title:	Relationship Manager
Attn: Jennifer Bentley Fax: (972) 212-7289 Email: jbentley@svb.com

[Signature Page to IP Security Agreement]

EXHIBIT A

Copyrights

Description	Registration/ Application Number	Registration/ Application Date
None

EXHIBIT B

US Patents

TITLE	Application Number	Application Date	Patent Number	Patent Date
AUTHENTICATION INTERWORKING	11/550,343	17-Oct-06

PROVIDING MOBILE CORE SERVICES INDEPENDENT OF A MOBILE DEVICE	11/550,334	17-Oct-06	7,813,730	12-Oct-10

DISCOVERING CELLULAR NETWORK ELEMENTS	12/119,633	13-May-08

ACCESSING CORE NETWORK SERVICES	12/417,486	2-Apr-09

PROVIDING ENHANCED EDGE SERVICES TO DEVICES IN FEMTOZONES	12/510,992	28-Jul-09

SWITCHING DATA STREAMS BETWEEN CORE NETWORKS	12/846,718	29-Jul-10

INTERNETWORKING FOR CIRCUIT SWITCHED FALLBACK	13/480,792	25-May-12

CONTEXT-SENSITIVE MULTIMEDIA MESSAGE SERVICE RESPONSE	11/234,648	23-Sep-05

METHOD FOR PROCESSING A MESSAGE	11/559,463	14-Nov-06	8,073,473	6-Dec-11

APPARATUS AND METHOD FOR IMPROVING SHORT MESSAGE SERVICE DEPENDABILITY	11/351,566	10-Feb-06	7,774,006	20-Aug-10

APPARATUS AND METHOD FOR ROUTING MULTIMEDIA MESSAGES BETWEEN A USER AGENT AND MULTIPLE MULTIMEDIA MESSAGE SERVICE CENTERS	10/747,366	23/30/3003	7,649,895	19-Jan-10

MEASURING MEDIA DISTRIBUTION AND IMPACT IN A MOBILE COMMUNICATION NETWORK	11/674,355	13-Feb-07	7,760,684	20-Jul-10

TERMINAL DEVICE CONTROL SERVER AND METHOD THEREFOR	11/849,940	4-Sep-07

METHOD AND SYSTEM FOR MANAGING MESSAGE-BASED APPLICATIONS AND APPLICATIONS PROVIDERS IN A COMMUNICATIONS NETWORK	10/164,605	10-Jun-02	7,283,539	16-Oct-07

METHOD AND APPARATUS FOR PROVIDING SERVICE SELECTION, REDIRECTION AND MANAGING OF SUBSCRIBER ACCESS TO MULTIPLE WAP (WIRELESS APPLICATION PROTOCOL) GATEWAYS SIMULTANEOUSLY	09/933,781	20-Aug-11	7,039,037	2-May-06

Foreign Patents

TITLE	Application Number	Application Date	Patent Number	Patent Date	Country
INTERNETWORKING FOR CIRCUIT SWITCHED FALLBACK	PCT/US2012 /039641	25-May-12			WIPO

APPARATUS AND METHOD FOR PROVIDING A CONTEXT- SENSITIVE MULTIMEDIA MESSAGE SERVICE RESPONSE	06790702.2	19-Sep-06			EP

METHOD FOR PROCESSING A MESSAGE	6804726.5	14-Nov-06			EP

APPARATUS AND METHOD FOR IMPROVING SHORT MESSAGE SERVICE DEPENDABILITY	07719360.5	30-Jan-07	1985071	2-Mar-11	EP

APPARATUS AND METHOD FOR IMPROVING SHORT MESSAGE SERVICE DEPENDABILITY	07719360.5	30-Jan-07	1985071	2-Mar-11	ES

APPARATUS AND METHOD FOR IMPROVING SHORT MESSAGE SERVICE DEPENDABILITY	07719360.5	30-Jan-07	1985071	2-Mar-11	FI

APPARATUS AND METHOD FOR IMPROVING SHORT MESSAGE SERVICE DEPENDABILITY	07719360.5	30-Jan-07	1985071	2-Mar-11	FR

APPARATUS AND METHOD FOR IMPROVING SHORT MESSAGE SERVICE DEPENDABILITY	07719360.5	30-Jan-07	1985071	2-Mar-11	GB

APPARATUS AND METHOD FOR IMPROVING SHORT MESSAGE SERVICE DEPENDABILITY	07719360.5	30-Jan-07	1985071	2-Mar-11	IE

APPARATUS AND METHOD FOR IMPROVING SHORT MESSAGE SERVICE DEPENDABILITY	07719360.5	30-Jan-07	1985071	2-Mar-11	NL

APPARATUS AND METHOD FOR IMPROVING SHORT MESSAGE SERVICE DEPENDABILITY	07719360.5	30-Jan-07	1985071	2-Mar-11	PL

APPARATUS AND METHOD FOR IMPROVING SHORT MESSAGE SERVICE DEPENDABILITY	07719360.5	30-Jan-07	1985071	2-Mar-11	EP

APPARATUS AND METHOD FOR IMPROVING SHORT MESSAGE SERVICE DEPENDABILITY	07719360.5	30-Jan-07	1985071	2-Mar-11	ES

APPARATUS AND METHOD FOR IMPROVING SHORT MESSAGE SERVICE DEPENDABILITY	07719360.5	30-Jan-07	1985071	2-Mar-11	CZ

APPARATUS AND METHOD FOR IMPROVING SHORT MESSAGE SERVICE DEPENDABILITY	07719360.5	30-Jan-07	1985071	2-Mar-11	DE

APPARATUS AND METHOD FOR ROUTING MULTIMEDIA MESSAGES BETWEEN A USER AGENT AND MULTIPLE MULTIMEDIA MESSAGE SERVICE CENTERS	20040309859	30-Dec-04	20040309859 (B2)	11-Sep-08	AU

APPARATUS AND METHOD FOR ROUTING MULTIMEDIA MESSAGES BETWEEN A USER AGENT AND MULTIPLE MULTIMEDIA MESSAGE SERVICE CENTERS	04802386.5	30-Dec-04	1704683	11-May-11	EP

APPARATUS AND METHOD FOR ROUTING MULTIMEDIA MESSAGES BETWEEN A USER AGENT AND MULTIPLE MULTIMEDIA MESSAGE SERVICE CENTERS	04802386.5	30-Dec-04	1704683	11-May-11	CZ

APPARATUS AND METHOD FOR ROUTING MULTIMEDIA MESSAGES BETWEEN A USER AGENT AND MULTIPLE MULTIMEDIA MESSAGE SERVICE CENTERS	04802386.5	30-Dec-04	1704683	11-May-11	FI

APPARATUS AND METHOD FOR ROUTING MULTIMEDIA MESSAGES BETWEEN A USER AGENT AND MULTIPLE MULTIMEDIA MESSAGE SERVICE CENTERS	04802386.5	30-Dec-04	1704683	11-May-11	FR

APPARATUS AND METHOD FOR ROUTING MULTIMEDIA MESSAGES BETWEEN A USER AGENT AND MULTIPLE MULTIMEDIA MESSAGE SERVICE CENTERS	04802386.5	30-Dec-04	1704683	11-May-11	DE

APPARATUS AND METHOD FOR ROUTING MULTIMEDIA MESSAGES BETWEEN A USER AGENT AND MULTIPLE MULTIMEDIA MESSAGE SERVICE CENTERS	04802386.5	30-Dec-04	1704683	11-May-11	IE

APPARATUS AND METHOD FOR ROUTING MULTIMEDIA MESSAGES BETWEEN A USER AGENT AND MULTIPLE MULTIMEDIA MESSAGE SERVICE CENTERS	04802386.5	30-Dec-04	1704683	11-May-11	NL

APPARATUS AND METHOD FOR ROUTING MULTIMEDIA MESSAGES BETWEEN A USER AGENT AND MULTIPLE MULTIMEDIA MESSAGE SERVICE CENTERS	04802386.5	30-Dec-04	1704683	11-May-11	PL

APPARATUS AND METHOD FOR ROUTING MULTIMEDIA MESSAGES BETWEEN A USER AGENT AND MULTIPLE MULTIMEDIA MESSAGE SERVICE CENTERS	04802386.5	30-Dec-04	1704683	11-May-11	ES

APPARATUS AND METHOD FOR ROUTING MULTIMEDIA MESSAGES BETWEEN A USER AGENT AND MULTIPLE MULTIMEDIA MESSAGE SERVICE CENTERS	04802386.5	30-Dec-04	1704683	11-May-11	UK

METHOD AND SYSTEM FOR MANAGING MESSAGE-BASED APPLICATIONS AND APPLICATIONS PROVIDERS IN A COMMUNICATIONS NETWORK	20030233737	6-Jun-03	2003233737 (B2)	4-Jun-09	AU

METHOD AND SYSTEM FOR MANAGING MESSAGE-BASED APPLICATIONS AND APPLICATIONS PROVIDERS IN A COMMUNICATIONS NETWORK	03727107.9	6-Jun-03	1516477	28-Sep-11	EP

METHOD AND SYSTEM FOR MANAGING MESSAGE-BASED APPLICATIONS AND APPLICATIONS PROVIDERS IN A COMMUNICATIONS NETWORK	03727107.9	6-Jun-03	1516477	28-Sep-11	ES

METHOD AND SYSTEM FOR MANAGING MESSAGE-BASED APPLICATIONS AND APPLICATIONS PROVIDERS IN A COMMUNICATIONS NETWORK	03727107.9	6-Jun-03	1516477	28-Sep-11	FI

METHOD AND SYSTEM FOR MANAGING MESSAGE-BASED APPLICATIONS AND APPLICATIONS PROVIDERS IN A COMMUNICATIONS NETWORK	03727107.9	6-Jun-03	1516477	28-Sep-11	FR

METHOD AND SYSTEM FOR MANAGING MESSAGE-BASED APPLICATIONS AND APPLICATIONS PROVIDERS IN A COMMUNICATIONS NETWORK	03727107.9	6-Jun-03	1516477	28-Sep-11	GB

METHOD AND SYSTEM FOR MANAGING MESSAGE-BASED APPLICATIONS AND APPLICATIONS PROVIDERS IN A COMMUNICATIONS NETWORK	03727107.9	6-Jun-03	1516477	28-Sep-11	IE

METHOD AND SYSTEM FOR MANAGING MESSAGE-BASED APPLICATIONS AND APPLICATIONS PROVIDERS IN A COMMUNICATIONS NETWORK	03727107.9	6-Jun-03	1516477	28-Sep-11	NL

METHOD AND SYSTEM FOR MANAGING MESSAGE-BASED APPLICATIONS AND APPLICATIONS PROVIDERS IN A COMMUNICATIONS NETWORK	03727107.9	6-Jun-03	1516477	28-Sep-11	PL

METHOD AND SYSTEM FOR MANAGING MESSAGE-BASED APPLICATIONS AND APPLICATIONS PROVIDERS IN A COMMUNICATIONS NETWORK	03727107.9	6-Jun-03	1516477	28-Sep-11	CZ

METHOD AND SYSTEM FOR MANAGING MESSAGE-BASED APPLICATIONS AND APPLICATIONS PROVIDERS IN A COMMUNICATIONS NETWORK	03727107.9	6-Jun-03	1516477	28-Sep-11	DE

METHOD AND SYSTEM FOR MANAGING MESSAGE-BASED APPLICATIONS AND APPLICATIONS PROVIDERS IN A COMMUNICATIONS NETWORK	20050000158	6-Jun-03	200500158 (A)	29-Mar-06	DE

METHOD AND SYSTEM FOR CONTROLLING MESSAGES IN A COMMUNICATION NETWORK	03739916.9	3-Jul-02	1523837	10.10.2007	DE

METHOD AND SYSTEM FOR CONTROLLING MESSAGES IN A COMMUNICATION NETWORK	03739916.9	3-Jul-02	1523837	10.10.2007	DE

METHOD AND SYSTEM FOR CONTROLLING MESSAGES IN A COMMUNICATION NETWORK	03739916.9	3-Jul-02	1523837	10.10.2007	DE

METHOD AND SYSTEM FOR CONTROLLING MESSAGES IN A COMMUNICATION NETWORK	03739916.9	3-Jul-02	1523837	10.10.2007	DE

METHOD AND SYSTEM FOR CONTROLLING MESSAGES IN A COMMUNICATION NETWORK	03739916.9	3-Jul-02	1523837	10.10.2007	DE

METHOD AND SYSTEM FOR CONTROLLING MESSAGES IN A COMMUNICATION NETWORK	03739916.9	3-Jul-02	1523837	10.10.2007	DE

METHOD AND SYSTEM FOR CONTROLLING MESSAGES IN A COMMUNICATION NETWORK	03739916.9	3-Jul-02	1523837	10.10.2007

EXHIBIT C

Trademarks

Trademark Description	Application Number	Registration Number	Application Date	Registration Date
MAVENIR SYSTEMS	78/925,401	3,648,937	7/10/2006	6/30/2019
mOne	77/871,140	3,986,497	11/12/2009	6/28/2011

EXHIBIT D

Mask Works

Description	Registration/ Application Number	Registration/ Application Date

None